News Release

Contact:
GSI Commerce, Inc.
Corporate Marketing
610.491.7474
Fax: 610.265.2866
news@gsicommerce.com

GSI Commerce Announces Preliminary, Un-Audited Fiscal Year 2007 Operating Results and Preliminary Fiscal 2008 Guidance

KING OF PRUSSIA, Pa., Jan. 24, 2008 - GSI Commerce Inc. (Nasdaq: GSIC) today announced preliminary, un-audited results for its fiscal year ended Dec. 29, 2007. Because the results are preliminary and un-audited they are subject to change. The company has scheduled a conference call with Wall Street analysts today at 10 a.m. EST to discuss its preliminary results as well as its acquisition of e-Dialog (announced today in a separate news release). The company plans to report its full fiscal year 2007 and fiscal 2007 fourth quarter operating results on Feb. 13.

Preliminary, Un-Audited Fiscal Year 2007 Results

•
Net revenue is expected to be approximately $748 million to $750 million, an increase of approximately 23 percent from $609.6 million in fiscal 2006, and in line with the company’s most recent guidance of $737 million to $757 million.

•
Merchandise sales are expected to be approximately $1.682 billion to $1.687 billion, an increase of approximately 42 percent from $1.188 billion in fiscal 2006, and in line with the company’s most recent guidance of $1.662 billion to $1.712 billion.

•
Income from operations is expected to be approximately $5.3 million to $6.3 million, a decrease of approximately 34 percent to 45 percent from $9.6 million in fiscal 2006, and below the company’s most recent guidance range of $8.0 million to $11.0 million. The results are below the company’s most recent guidance primarily due to a higher than forecast amortization of intangibles related to the acquisition of Accretive Commerce resulting from the preliminary allocation of the purchase price between goodwill and intangibles.

•
Adjusted EBITDA is expected to be approximately $53.0 million to $54.0 million, an increase of approximately 38 percent to 40 percent from $38.5 million in fiscal 2006, and essentially in-line with the company’s most recent guidance range of $54 million to $57 million.

“We are pleased with the strong growth we delivered in fiscal 2007 across our key revenue and profitability metrics,” said Michael Rubin, chairman and CEO of GSI. “The year’s many highlights included significant activity surrounding new business wins in the U.S. and Europe as well as the renewal of existing agreements, the expansion of our fulfillment center network, the acquisitions of Accretive Commerce and Zendor and meaningful growth of our marketing services division.”

GSI Commerce News Release	Page 2

The company has not completed its fiscal 2007 year-end tax provision and is therefore not in a position to estimate net income or non-GAAP net income at this time. However, included in net income will be a $5.1 million loss from the sale of marketable securities. The company’s investment policy is to conservatively invest excess cash in highly rated liquid securities. Due to the recent disruption in the credit markets, beginning in the third quarter, liquidity became unavailable on several securities in the company’s third-party-managed, marketable securities portfolio. The company liquidated its entire portfolio of marketable securities during the third and fourth quarters and incurred the $5.1 million loss, representing approximately 2 percent of the value of its marketable securities portfolio at the time the company began the liquidation. The company’s fiscal 2007 year-end cash and cash equivalent position of approximately $231 million was entirely liquid. In addition, the company is involved in discussions related to settlement of a legal matter. If this matter is settled, or if resolution becomes probable, and the amount payable can be reasonably estimated prior to the filing of the company’s Form 10-K, the company would record a charge to earnings for fiscal year 2007.

Fiscal Year 2008 Guidance

At this time, the company is providing preliminary guidance for fiscal year 2008 for net revenue, income from operations and adjusted EBITDA. The company’s guidance assumes the acquisition of e-Dialog closes during the first quarter of fiscal 2008.

•	Net revenue is expected to be approximately $1.0 billion, or an increase of approximately 33 percent to 34 percent from approximately $748 million to $750 million for fiscal year 2007.

•
Income from operations is expected to be approximately $3 million to $6 million, or range from an increase of 13 percent to a decrease of 52 percent. The expected results are impacted by acquisition integration expenses and amortization of acquisition-related intangibles. The company anticipates modestly lower acquisition integration expenses related to Accretive Commerce in fiscal 2008 than previously indicated. At this time, the company has not completed estimates for the following primarily non-cash items related to the e-Dialog acquisition: the amount of amortization from acquisition related intangibles (non cash), the amount of acquisition-related integration expenses (cash), the amount of stock-based compensation related to e-Dialog employees (non cash), and the amount of incremental depreciation that may result from the step-up of the value of fixed assets (non cash). Because these items have not been estimated at this time, they have been excluded from income from operations. As a result, the company’s guidance for income from operations could decrease materially.

•
Adjusted EBITDA is expected to be approximately $80 million to $83 million, or an increase of approximately 48 percent to 57 percent from approximately $53.0 million to $54.0 million in fiscal year 2007. While the company does not intend to separately report the results of e-Dialog going forward, the company is noting that included in estimated fiscal year 2008 adjusted EBITDA is approximately $8 million of contribution from e-Dialog (stub year).

“We expect to further accelerate growth in net revenue and adjusted EBITDA in fiscal year 2008, as we anticipate the company’s organic trends to remain strong and the acquisitions of Accretive Commerce, Zendor and e-Dialog to make solid contributions,” said Rubin. “Our core business of providing e-commerce services to the U.S. enterprise market is performing well and our growth strategies of international and marketing services are showing positive trends.”

GSI Commerce News Release	Page 3

Conference Call Today

GSI Commerce has scheduled a conference call for 10 a.m. EST today to discuss the company’s preliminary fiscal year 2007 operating results, preliminary fiscal year 2008 guidance and its agreement to acquire e-Dialog.

Live Conference Access:
•	Phone - Dial 1-800-659-1942, passcode 12656761 by 9:45 a.m. EST today.
•
Web - Go to http://www.gsicommerce.com, and click on the Webcast tab provided, or go to http://www., where the conference call will be broadcast live. Please allow at least 15 minutes to register, download and install any necessary audio software.

Conference Replay:
•	Phone - Dial 1-888-286-8010, passcode 55423199. The replay will be available one hour after the completion of the call and remain available through Feb. 12.
•	Web - Go to http://www.gsicommerce.com, and click on the Webcast tab provided. Access will remain available through Feb. 12.

Non-GAAP Financial Measures
GSI’s consolidated financial statements are prepared and presented in accordance with GAAP. To supplement our consolidated financial statements, in this release and on the conference call, we use the non-GAAP financial measures of merchandise sales and adjusted EBITDA. We also discuss certain ratios that use those measures. The non-GAAP measures and ratios presented are not intended to be considered in isolation of, as a substitute for, or superior to our GAAP financial information. We have included reconciliations later in this release of the non-GAAP measures to the nearest GAAP measure.

We use these non-GAAP financial measures for financial and operational decision making and as a means to evaluate our performance. In our opinion, these non-GAAP measures provide meaningful supplemental information regarding our performance. We believe that both management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when planning, forecasting and analyzing future periods. These non-GAAP financial measures also facilitate management’s internal comparisons to our historical performance and liquidity as well as to the operating results of comparable companies. We believe these non-GAAP financial measures are useful to investors both because (1) they allow for greater transparency with respect to key metrics used by management in its financial and operational decision making and (2) they are used by institutional investors and the analyst community to help them analyze the health of our business.

Merchandise sales. We define merchandise sales as the retail value of all sales transactions, inclusive of freight charges and net of allowances for returns and discounts, which flow through our platform, whether we record the full amount of such transaction as a product sale or a percentage of such transaction as a service fee on our financial statements. Merchandise sales exclude the retail value of all sales transactions from partners acquired through the acquisition of Accretive Commerce as such sales do not flow through our platform. Merchandise sales do, however, include the value of freight services sold by Accretive Commerce to its partners. We consider merchandise sales to be a useful metric for management and investors because a significant portion of our sales and marketing expenses, including fulfillment and customer service labor expense, order processing costs such as credit card and bank processing fees and organizational costs such as business management, are related to the amount of sales made through our platform, whether or not we record the revenue from such sales. As a result, we use this metric as part of our revenue and expense forecasting process and for capacity planning purposes. We monitor this metric on a daily basis and consider it to be a critical measure of the health of our business.

Adjusted EBITDA. We define adjusted EBITDA as income from operations excluding stock-based compensation, depreciation and amortization expenses and acquisition-related integration expenses. We consider adjusted EBITDA to be a useful metric for management and investors because it excludes certain non-cash and non-operating items. Because of varying available valuation methodologies, subjective assumptions and the variety of award types that companies can use when valuing equity awards under SFAS 123R, we believe that viewing income from operations excluding stock-based compensation expense allows investors to make meaningful comparisons between our operating performance and those of other businesses. Because we are growing rapidly and operate in an emerging and rapidly changing industry, we believe that our level of capital expenditures and consequently the level of depreciation and amortization expense relative to our revenues could be meaningfully greater today than it will be over time. As a result, we believe it is useful supplemental information to view income from operations excluding depreciation and amortization expense as it provides a potential indicator of the future operating margin potential of the business. We believe the exclusion of acquisition-related integration expenses permits evaluation and a comparison of results for on-going business operations, and it is on this basis that management internally assesses the company's performance.

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About GSI Commerce
GSI Commerce® is a leading provider of e-commerce solutions that enable retailers, branded manufacturers, entertainment companies and professional sports organizations to operate e-commerce businesses. We provide solutions for our partners through our integrated e-commerce platform, which is comprised of four components: technology, customer care, fulfillment and marketing services. We provide e-commerce solutions for approximately 85 partners.

Forward-Looking Statements
This news release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements made in this release, other than statements of historical fact, are forward-looking statements. The words “look forward to,” “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “will,” “would,” “should,” “could,” “guidance,” “potential,” “opportunity,” “continue,” “project,” “forecast,” “confident,” “prospects,” “schedule,” “designed,” “future” “discussions,” “if” and similar expressions typically are used to identify forward-looking statements. Forward-looking statements are based on the then-current expectations, beliefs, assumptions, estimates and forecasts about the business of GSI Commerce. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions which are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or implied by these forward-looking statements. Factors which may affect GSI Commerce’s business, financial condition and operating results include the effects of changes in the economy, consumer spending, the financial markets and the industries in which GSI Commerce and its partners operate, changes affecting the Internet and e-commerce, the ability of GSI Commerce to develop and maintain relationships with strategic partners and suppliers and the timing of the establishment, extension or termination of its relationships with strategic partners, the ability of GSI Commerce to timely and successfully develop, maintain and protect its technology, confidential and proprietary information and product and service offerings and execute operationally, the ability of GSI Commerce to attract and retain qualified personnel, the ability of GSI Commerce to successfully integrate its acquisitions of other businesses, the performance of acquired businesses, and the results of discussions related to the settlement of a legal matter and the amount of any charge to earnings related to the matter. More information about potential factors that could affect GSI Commerce can be found in its most recent Form 10-K, Form 10-Q and other reports and statements filed by GSI Commerce with the SEC. GSI Commerce expressly disclaims any intent or obligation to update these forward-looking statements.

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GSI COMMERCE, INC. AND SUBSIDIARIES
ADJUSTED EBITDA (1) AND RECONCILIATION TO GAAP RESULTS
(In thousands)
(Unaudited)

	Fiscal Year 2007
	Low End	High End
Reconciliation of GAAP income from operations to Adjusted EBITDA:
GAAP income from operations	$5,300	$6,300

Acquisition-related integration expenses	1,600	1,600
Stock-based compensation	8,700	8,700
Depreciation and amortization	37,400	37,400

Adjusted EBITDA	$53,000	$54,000

(1)	Adjusted EBITDA no longer includes other income (expense) as a reconciling item between Adjusted EBITDA and GAAP results.

GSI COMMERCE, INC. AND SUBSIDIARIES
MERCHANDISE SALES (1) AND RECONCILIATION TO GAAP RESULTS
(In thousands)
(Unaudited)

	Fiscal Year 2007
	Low End	High End

Reconciliation of merchandise sales (1) to net revenues:

Merchandise sales (1) - (a non-GAAP financial measure)	$1,682,000	$1,687,000

Less:
Total sales by partners (2)	(1,169,000)	(1,175,000)
Add:
Service fee revenues	235,000	238,000

Net revenues - (GAAP basis)	$748,000	$750,000

(1)
Merchandise sales represents the retail value of all sales transactions, inclusive of freight charges and net of allowances for returns and discounts, which flow through the GSI Commerce platform, whether or not GSI Commerce is the seller of the merchandise or records the full amount of such sales on its financial statements.

(2)
Represents the retail value of all product sales through the GSI Commerce platform where the inventory is owned by the partner and the partner is the seller of the merchandise. GSI Commerce records service fee revenues on these sales.

GSI COMMERCE, INC. AND SUBSIDIARIES
ADJUSTED EBITDA (1) AND RECONCILIATION TO GAAP RESULTS
(In thousands)
(Unaudited)

	Fiscal Year 2008 Guidance
	Low End	High End
Reconciliation of GAAP income from operations to Adjusted EBITDA:
GAAP income from operations (2)	$3,000	$6,000

Acquisition-related integration expenses(2)	7,000	7,000
Stock-based compensation (2)	14,000	14,000
Depreciation and amortization (2)	56,000	56,000

Adjusted EBITDA	$80,000	$83,000

(1)	Adjusted EBITDA no longer includes other income (expense) as a reconciling item between Adjusted EBITDA and GAAP results.
(2)
At this time, the company has not completed estimates for the following primarily non-cash items related to the e-Dialog acquisition: the amount of amortization from acquisition-related intangibles (non cash), the amount of acquisition-related integration expenses (cash), the amount of stock-based compensation related to e-Dialog employees (non cash) and the amount of incremental depreciation that may result from the step-up of the value of fixed assets (non cash). Because these items have not been estimated at this time, they have been excluded from estimated GAAP income from operations, acquisition-related integration expenses, stock-based compensation and depreciation and amortization. However, each of these items does include amortization from acquisition-related intangibles, acquisition-related integration expenses, stock-based compensation, and depreciation from the step-up of the value of fixed assets unrelated to the e-Dialog acquisition. When estimates for the excluded items are included, the company’s guidance for income from operations could decrease materially. Estimated adjusted EBITDA is not impacted by the exclusion of these items.